UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 5, 2003

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

          On May 5, 2003, US Airways Group, Inc. (the Company) and US Airways, Inc. issued a news release (see exhibit 99.1 below).

          On May 6, 2003, the Company, US Airways, Inc. and six of the Company's other subsidiaries filed a monthly operating report for the period March 1, 2003 through March 31, 2003 with the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division in connection with their respective voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in Case No. 02-83984 (see exhibit 99.2 below).

         Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of its financing facilities; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the Company's new common stock; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                  Description
------------                                                  -----------

     99.1                 News release dated May 5, 2003 of US Airways Group, Inc. and US Airways, Inc.

     99.2                 Monthly Operating Report of US Airways Group, Inc., US Airways, Inc., Piedmont Airlines, Inc.,
                             Allegheny Airlines, Inc. PSA Airlines, Inc., MidAtlantic Airways, Inc., Material Services Company,
                             Inc. and US Airways Leasing and Sales, Inc. for the period March 1, 2003 through March 31, 2003

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: May 7, 2003                                                    By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: May 7, 2003                                                    By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)